                                                                   EXHIBIT 10.10

          AMENDMENT 1 TO THE AGREEMENT FOR PURCHASE AND SALE OF CUSTOM
                 SEMICONDUCTOR PRODUCTS WITH AGREEMENT NO. X0468



         THIS AMENDMENT ("Amendment 1") to Agreement Number X0468 entered into between INTERNATIONAL BUSINESS MACHINES CORPORATION ("IBM") and QUANTUM EFFECT DESIGN, INC. ("Customer") on or about July 30, 1997 ("the Agreement") is made and entered into by and between IBM and Customer. This Amendment 1 shall be effective as of November 15, 1999.

         WHEREAS IBM and Customer desire to amend the Agreement so as to modify the existing terms and conditions of the Agreement and to add additional products to be manufactured and sold under the terms and conditions of the Agreement.

         NOW THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.       Delete Section 1 in its entirety and replace it with the following:

          1.0 TERM OF AGREEMENT. This Agreement is effective on July 30, 1997 (the "Commencement Date"). This Agreement will expire on the later of November 14, 2002 (the "Expiration Date") or upon completion of the last Task Order entered into prior to the Expiration Date, subject to Section 15 (Termination Rights).

2. Delete Sections 2 and 3 in their entirety and replace them with the following:

          2.0 FORECASTS AND ORDERS.

               2.1 Customer will maintain a rolling twelve (12) month forecast subject to the following terms and conditions:

                    2.1.1 For purposes of this Section 2.0, the first month of a forecast is the month in which the forecast is submitted, the second month of the forecast is the following month, and so on through the twelfth month. For example, if a forecast is submitted in January, then January is the first month and December is the twelfth month. For the next forecast submitted in February, February moves from the second month to the first month, December becomes the eleventh month and January of the next year is now the new twelfth month. Customer's forecast for a specific month indicates the number of Products Customer forecasts for delivery during that month.

                    2.1.2 Customer's initial forecast accepted by IBM is set forth in Section 5 PCL of this Attachment.

                    2.1.3 By the fifth (5th) day of every month during the term of this Attachment, Customer will submit a proposed rolling twelve (12) month forecast in substantially the same format as the initial forecast.


                                       1.

                    2.1.4 Within ten (10) days of receipt of Customer's proposed rolling forecast:

                         (a) IBM will accept the proposed forecast for month
five (5) as submitted, provided that the forecasted amount for month five (5) is the same as the prior accepted forecasted amount for such calendar month.

                         (b) IBM may accept or reject a forecast for month six
(6) for any reason. Forecasts for months seven (7) or greater are for convenience purposes only and are non-binding on Customer and IBM.

                         (c) If for any month the proposed forecast is greater
than the accepted forecasted amount for the calendar month from the prior forecast:

                              (i)  IBM may reject such forecast for such month;

                              (ii) IBM may accept the forecast for such month as
                                   submitted; or

                              (iii) IBM may negotiate with Customer on a volume
                                    that IBM will accept.

                    2.1.5 IBM's failure to respond to Customer's proposed forecast within ten (10) days of receipt of such forecast will result in the automatic conversion of the proposed forecast into the new accepted forecast.

                    2.1.6 Customer's failure to submit a forecast by the fifth
(5th) day of any month during the term of this Attachment will result in the prior month's accepted forecast being deemed as the new accepted forecast. In this event, months one (1) through eleven (11) will be the same as the prior accepted forecast amount for each such month and the forecast for month twelve
(12) shall be deemed to be zero (0).

                    2.1.7 Upon IBM's rejection of a forecast (or any month thereof), the parties will attempt to negotiate a mutually agreeable forecast. If the parties fail to mutually agree to a forecast by the last day of the month in which the forecast was due, then the following forecast will automatically become the new accepted forecast: months one (1) through five (5) will be the same as the prior accepted forecasted amount for each such calendar month and months six (6) through twelve (12) become zero (0).

               2.2 Customer will request delivery of Products by issuing written purchase orders to IBM by the fifth (5th) day of each calendar month. Customer shall submit a purchase order with its initial forecast for a minimum of the first four (4) months of the twelve month forecast. With each subsequent forecast, Customer shall submit a purchase order for the fourth (4th) month of the forecast (months one (1) through three (3) having already been committed under purchase order(s) pursuant to the previous forecast).

               2.3 Provided Customer is not in breach and meets all other terms and conditions of this Agreement:


                                       2.

                    2.3.1 IBM will accept any order whose delivery date is equal to or greater than four (4) months but less than six (6) months from the order date provided that the purchase order quantity is between ninety percent (90%) and one hundred and ten percent (110%) of the most recently accepted forecast for the month at issue.

                    2.3.2 IBM may, but is not required to, accept any order whose delivery date is equal to or greater than six (6) months from the order date.

                    2.3.3 IBM may, but is not required to, accept any orders in which Customer specifies a delivery date less than four months from the order date, provided that the delivery date is equal to or greater than the Purchase Order Lead Time and the amount ordered for the month at issue is equal to the quantity in the most recently accepted forecast for that month.

                    2.3.4 IBM may, but is not required to, accept orders whose delivery date is equal to or greater than four (4) months but less than six (6) months from the order date if such order requests a quantity of Product greater than one hundred and ten percent (110%) of the most recently accepted forecast for the month at issue.

               2.4 If by the fifth (5th) day of each month during the term of this Attachment, Customer fails to order at least ninety (90%) of the accepted forecasted quantity for the month five (5) of the previously accepted forecast (which is month four (4) of the current forecast), then the cancellation charges in Section 6.0 PCL of this Attachment will apply.

               2.5 IBM may reject any purchase order that does not comply with the terms and conditions of the Agreement and this Attachment or does not fall within the most recent Customer credit limit granted by IBM.

               2.6 Customer will request delivery of Products by issuing written purchase orders to the IBM ordering location identified in Section 7.0 PCL of this Attachment. Purchase orders will specify only the following information:

                    (a)  Customer's purchase order number;
                    (b)  Customer's tax status - exempt or non-exempt;
                    (c)  ship to location - complete address;
                    (d)  bill to location - complete address;
                    (e)  order from location - complete address;
                    (f) shipping instructions, including preferred carrier and carrier account number;
                    (g)  the agreement number of this Agreement;
                    (h)  name of Customer contact;
                    (i) Product part numbers, the quantity of wafers being ordered, (in increments of the Minimum Order Quantity ("MOQ")), and whether Customer wants die packaged from the wafers ordered;


                                       3.

                    (j)  the Product's applicable unit price; and
                    (k)  requested shipment dates.

3.0      INTENTIONALLY BLANK

     3.0 Add the following Task Order #X0468-2 to the Agreement. Task Order #X0468-2 shall be governed by the terms and conditions of Agreement Number X0468:

                               TASK ORDER #X0468-2

     1.0 TERM OF TASK ORDER: This Task Order will be effective as of November 15, 1999 and will expire on November 14, 2002, unless earlier terminated pursuant to Section 15 of the Agreement.

     2.0 PRODUCT INFORMATION FOR THE TAHOE PRODUCT:

          2.1 PRODUCT DESCRIPTION OF TAHOE:

              - Wafer                    Untested 200mm wafer in CMOS 6SF and
                                         backside grind
              - Levels of metal:         4
              - number of Transistors:   1745
              - die size:                6.2286mm x 6.9243mm
              - Wire bond pad pitch:     >90 microns


          2.2 PRICING FOR TAHOE (Untested 200mm wafer in CMOS 6SF, with 4 levels of metal, fuse blow and backside grind):

                            [CONFIDENTIAL TREATMENT]

* The prices for 2001 are for budgetary purposes only.

               2.2.1 The pricing set forth above in this Section 2.2 applies to all orders received by IBM, which are accepted by IBM, during a specific calendar year. For example, the 1999 price applies to any order received and accepted by IBM in 1999. Additionally, the pricing applies to all products, whether Pre-Production or Production, other than Prototypes.

               2.2.2 For any product with 5 levels of metal, the pricing shall be determined by adding [CONFIDENTIAL TREATMENT] to the applicable price under
Section 2.2.


                                       4.

          2.3 NRE (NON-RECURRING ENGINEERING CHARGES) FOR TAHOE:

               2.3.1 Wafer Fab NRE                    [CONFIDENTIAL TREATMENT]
                     - Mask build
                     - Disclosure of CMOS 6SF design manual
                     - Disclosure of Spice Models
                     - Processing of GDS II tape in CMOS 6SF
                     - 2 prototype wafers

               2.3.2 Additional prototype hardware
                     - Up to 4 wafers                 [CONFIDENTIAL TREATMENT]

               2.3.3 Subsequent metal level revisions
                     - Per revision                   [CONFIDENTIAL TREATMENT]
                     - Per mask level                 [CONFIDENTIAL TREATMENT]
                     - Per prototype wafer (up to 6)  [CONFIDENTIAL TREATMENT]

         The prices in this Section 2.3.3 must be added together to determine the correct price associated with a specific revision. For example, if Customer requests that IBM complete one metal revision, which requires three mask level changes and verification on 4 prototype wafers, then the applicable price would be:

                            [CONFIDENTIAL TREATMENT]

               2.3.4 IBM shall invoice Customer for NRE due pursuant to Section
2.3.1 as follows: [CONFIDENTIAL TREATMENT] of the NRE upon IBM's acceptance of Customer's purchase order for the NRE and [CONFIDENTIAL TREATMENT] upon shipment of Prototypes to Customer. IBM shall invoice Customer for any payment due pursuant to Section 2.3.2 upon shipment of Prototypes to Customer. IBM shall invoice Customer for any payment due pursuant to Section 2.3.3 upon IBM's acceptance of Customer's purchase order for the NRE. ALL PURCHASE ORDERS FOR NRE ARE NON-CANCELABLE BY CUSTOMER.

          2.4 PURCHASE ORDER LEAD TIME FOR TAHOE:

                                  PROTOTYPE*               PRODUCTION
                                  ----------               ----------
               RTAT**            [CONFIDENTIAL            [CONFIDENTIAL
                                  TREATMENT]               TREATMENT]
               NTAT              [CONFIDENTIAL            [CONFIDENTIAL
                                  TREATMENT]               TREATMENT]

                    * The Purchase Order Lead Time for Prototypes runs from IBM's receipt of Customer's purchase order and its DRC clean GDS II, provided that IBM has received Customer's final chip size fourteen (14) days prior to the time IBM receives the DRC clean GDSII Tape.

                    ** If available, IBM will provide a Turbo RTAT lot. Otherwise, IBM will provide an NTAT lot.



                                       5.

               2.5 DELIVERABLE ITEMS FOR TAHOE:

                    2.5.1 Customer shall provide IBM with the following:
                          - DRC clean GDS II Tape

                    2.5.2 IBM shall provide Customer with the following:
                          - CMOS 6SF Spice models
                          - CMOS 6SF Process Ground Rules

          3.0 PRODUCT INFORMATION FOR THE OMEGA PRODUCT:

               3.1 PRODUCT DESCRIPTION OF OMEGA

                   - Wafer                      Untested 200mm wafer in CMOS
                                                6SF and backside grind
                   - Levels of metal:           4
                   - number of Transistors:     5635
                   - die size:                  9.9417mm x 9.0138mm
                   - Wire bond pad pitch:       >90 microns

               3.2 PRICING FOR OMEGA (Untested 200mm wafer in CMOS 6SF, with four levels of metal, fuse blow and backside grind):

                            [CONFIDENTIAL TREATMENT]

* The prices for 2001 are for budgetary purposes only.

                    3.2.1 The pricing set forth above in this Section 3.2 applies to all orders received by IBM, which are accepted by IBM, during a specific calendar year. For example, the 1999 price applies to any order received and accepted by IBM in 1999. Additionally, the pricing applies to all products, whether Pre-Production or Production, other than Prototypes.

                    3.2.2 For any product with 5 levels of metal, the pricing shall be determined by adding [CONFIDENTIAL TREATMENT] to the applicable price under Section 2.2.

               3.3 NRE (NON-RECURRING ENGINEERING CHARGES) FOR OMEGA:

                    3.3.1 Wafer Fab NRE                [CONFIDENTIAL TREATMENT]
                          - Mask build
                          - Disclosure of CMOS 6SF design manual
                          - Disclosure of Spice Models
                          - Processing of GDS II tape in CMOS 6SF
                          - 2 prototype wafers

                    3.3.2 Additional prototype hardware
                          - Up to 4 wafers            [CONFIDENTIAL TREATMENT]

                    3.3.3 Subsequent metal revisions


                                       6.

                          - Per revision              [CONFIDENTIAL TREATMENT]
                          - Per mask level            [CONFIDENTIAL TREATMENT]
                          - Per wafer (up to 6)       [CONFIDENTIAL TREATMENT]

         The prices in this Section 3.3.3 must be added together to determine the correct price associated with a specific revision. For example, if Customer requests that IBM complete one metal revision, which requires three mask level changes and verification on 4 prototype wafers, then the applicable price would be:

                            [CONFIDENTIAL TREATMENT]

               3.3.4 IBM shall invoice Customer for NRE due pursuant to Section
3.3.1 as follows: [CONFIDENTIAL TREATMENT] of the NRE upon IBM's acceptance of Customer's purchase order for the NRE and [CONFIDENTIAL TREATMENT] upon shipment of Prototypes to Customer. IBM shall invoice Customer for any payment due pursuant to Section 3.3.2 upon shipment of Prototypes to Customer. IBM shall invoice Customer for any payment due pursuant to Section 3.3.3 upon IBM's acceptance of Customer's purchase order for the NRE. ALL PURCHASE ORDERS FOR NRE ARE NON-CANCELABLE.

          3.4 PURCHASE ORDER LEAD TIME FOR OMEGA:

                                        PROTOTYPE*               PRODUCTION
                                       -------------            -------------
                    RTAT**             [CONFIDENTIAL            [CONFIDENTIAL
                                        TREATMENT]               TREATMENT]
                    NTAT               [CONFIDENTIAL            [CONFIDENTIAL
                                         TREATMENT]               TREATMENT]

                    * The Purchase Order Lead Time for Prototypes runs from IBM's receipt of Customer's purchase order and its DRC clean GDS II, provided that IBM has received Customer's final chip size fourteen (14) days prior to time IBM's receipt of Customer's DRC clean GDSII Tape.

                    ** If available, IBM will provide a Turbo RTAT lot. Otherwise, IBM will provide an NTAT lot.

          3.5 DELIVERABLE ITEMS FOR OMEGA:

               3.5.1 Customer shall provide IBM with the following:
                     - DRC clean GDS II Tape

               3.5.2 IBM shall provide Customer with the following:
                     - CMOS 6SF Spice models
                     - CMOS 6SF Process Ground Rules


                                       7.

          4.0 NRE FOR RECENTERING I-SUM FOR TAHOE AND OMEGA

               4.1 The following provisions in this Section 4.0 describe terms and conditions applicable to IBM's efforts, at Customer's request, to tailor the poly line width of Tahoe and/or Omega Products.

               4.2 Customer may request recentering I-sum NRE services in purchase orders issued to IBM. In such case, Customer shall designate the I-sum value in its purchase order. The payments for such NRE services will be determined by reference to the table below and are based on the number of lots of wafers (for which Customer is seeking recentering) purchased by Customer under the purchase order at issue. There are 24 wafers in a lot.

                                >1050 I-sum                  < 1050 I-sum
Lots per purchase order         NRE Charge                    NRE Charge
-----------------------  ------------------------      ------------------------
For lots 1-10            [CONFIDENTIAL TREATMENT]      [CONFIDENTIAL TREATMENT]
For lots 11-20           [CONFIDENTIAL TREATMENT]      [CONFIDENTIAL TREATMENT]
For lots 21-30           [CONFIDENTIAL TREATMENT]      [CONFIDENTIAL TREATMENT]
For lots 31-40           [CONFIDENTIAL TREATMENT]      [CONFIDENTIAL TREATMENT]
For lots 41 or more      [CONFIDENTIAL TREATMENT]      [CONFIDENTIAL TREATMENT]

               4.3 For example, the NRE recentering charge for a purchase order requesting 25 lots with an I-sum of 1025 would be determined as follows:

                            [CONFIDENTIAL TREATMENT]

               4.4 Purchase orders to recentering the I-sum values must be accompanied by a change order, to assist IBM in having a specific part number associated with the recentered product.

               4.5 The I-sum recentering charges do not include charges for new masks or other engineering services. Should additional masks or services be required, IBM will provide a quotation based on the customer requirements.

               4.6 ALL NRE SERVICES ASSOCIATED WITH RECENTERING I-SUM VALUES ARE PROVIDED ON AN "AS IS" BASIS. IBM DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS OR USE FOR A PARTICULAR PURPOSE.

               4.7 ALL ORDERS FOR RECENTERED I-SUM PRODUCTS ARE NON-CANCELABLE. CUSTOMER MUST PAY FOR ALL SUCH PRODUCTS, REGARDLESS OF YIELD RESULTS OR THE CONDITION, RELIABILITY OR QUALITY OF THE PRODUCTS OR ANY VARIABILITY FROM WAFER TO WAFER OR LOT TO LOT. ALL SUCH PRODUCTS ARE PROVIDED ON AN "AS IS" BASIS. IBM DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS OR USE FOR A PARTICULAR PURPOSE.


                                       8.

          5.0 PRODUCT DEMAND FORECASTS FOR BOTH TAHOE AND OMEGA:

               5.1 Wafers

               Tahoe                        [CONFIDENTIAL TREATMENT]
               Omega


               5.2 Minimum order quantity for both Tahoe and Omega is 1 lot of 24 wafers.

          6.0 CANCELLATION CHARGES AND RESCHEDULING

         The following sets forth Customer's rescheduling rights and the cancellation charges that will be apply for failure to order against accepted forecasts and to any change or canceled Customer order or portion thereof. The "cancellation charge" referred to below is the percentage to be applied to the prices stated in Sections 2.2 and 3.2 hereof. As noted in other sections of this Task Order, purchase orders nor NRE services, including NRE Recentering I-Sum services, are non-cancelable and nothing in this Section 5 modifies that fact.

               6.1 RESCHEDULING

                    6.1.1 Customer may reschedule a shipment date provided:

                         (a) customer sends IBM written notice of the request to reschedule;

                         (b)  the notice is received by IBM more than
                              [CONFIDENTIAL TREATMENT] days prior to the shipment date; and

                         (c) the rescheduled delivery date is written [CONFIDENTIAL TREATMENT] days after the current shipment date. If the foregoing requirements are met, no cancellation charge will be imposed by IBM in connection with rescheduling. Once a shipment date is rescheduled, the new shipment date is firm and cannot be rescheduled by Customer.

                    6.1.2 If customer cancels an order or reduces an order or exceeds the foregoing Product shipment rescheduling rights in this Section, Customer agrees to pay the Product cancellation charges as described below. The charges below also apply for any Product scrapped at Customer's request or as a result of yield deficiencies caused in whole or in part by Customer's design and for Product deemed cancelled due to Customer exceeding the rescheduling rights set forth above. These charges apply with respect to both Pre-production and Production products.

                                       9.

               6.2 CANCELED OR CHANGED ORDERS

         Wafers
         -------------------------------------------------- ------------------------------------------------
         Notice of purchase order cancellation or change    Wafer Cancellation Charge
         received by IBM:                                   (Percentage to be applied to the prices set
                                                            forth in Section 2.2 or 3.2 above,  as
                                                            applicable)
         -------------------------------------------------- ------------------------------------------------
         After Wafer Start                                  [CONFIDENTIAL TREATMENT]
         -------------------------------------------------- ------------------------------------------------
         After purchase order acknowledgement and prior     [CONFIDENTIAL TREATMENT]
         to wafer start
         -------------------------------------------------- ------------------------------------------------

               6.3 CANCELLED OR CHANGED FORECASTS

                   If customer fails to order forecasted quantities of Product for month five (5) of any accepted forecast, as described in Section
2.2 and 2.4 of the Agreement, Customer will pay [CONFIDENTIAL TREATMENT] of the wafer price and/or [CONFIDENTIAL TREATMENT] of the module packaging price for all Product that was not ordered; however, there shall be no charge for a given month if Customer orders at least [CONFIDENTIAL TREATMENT] of the forecasted quantities listed in the most recently accepted forecast, for that month.

          7.0 TASK ORDER TECHNICAL COORDINATORS:

                  IBM Microelectronics       Quantum Effect Design, Inc.

                                             Director of Manufacturing
                  100 River Street           3255-3 Scott Boulevard, Suite 200
                  Essex Junction, VT 05452   Santa Clara, California 95054

                  Fax:  802-769-6744         Fax:  408-565-0335
                  Attn:  John Dinklage       Attn:  Phil Hamister

          8.0 SHIPPING/BILLING/ORDERING LOCATIONS:

                  Customer's Ship to Location:      Customer's Bill to Location:

                  Per purchase orders               Per purchase orders

                  IBM's Ordering Location:

                  International Business Machines Corporation
                  1055 Joaquin Rd.
                  Mountain View, CA 94043

                  Attention:   Keith A. Frazier
                  Fax:         650-694-3157


                                      10.

         NO OTHER AMENDMENT OR MODIFICATION. Except as expressly set forth in this Amendment 1, the Agreement remains in full force and effect without modification. The terms and conditions of this Amendment 1 and the Agreement shall not be modified or amended except by a writing signed by authorized representatives of both parties.

         ENTIRE AGREEMENT. The Agreement, as amended herein sets forth the entire agreement and understanding between the parties, and supersedes and cancels all previous negotiations, agreements, commitments and writings, in respect to the subject matter hereof, and neither party hereto shall be bound by any term, clause, provision or condition except as expressly provided in the Agreement as amended herein or as duly set forth on or subsequent to the date hereof in writing, signed by duly authorized representatives of the parties.

AGREED TO AND ACCEPTED BY:

INTERNATIONAL BUSINESS MACHINES                QUANTUM EFFECT DESIGN, INC.
CORPORATION


By: /s/ Peter D. Hansen                     By: /s/ Philip Hamister
    -------------------------------             ------------------------------
    Authorized Signature                        Authorized Signature

    Name: Peter D. Hansen                       Name:  Philip Hamister

    Title: VP NA Sales, IBM MD                  Title: Director of Manufacturing

    Date:                                       Date: 12/16/99


                                      11.